Investor Deck May 2025 2021 York Mountain Syrah - $78

Disclaimer Safe Harbor Disclaimer for Forward-Looking Statements This presentation has been prepared by management of System1, Inc. (together with its subsidiaries, collectively “System1”) and does not constitute a prospectus, and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or any applicable exemptions therefrom. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of System1 or its respective affiliates, directors, officers, employees, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or “guidance” for fiscal year 2024 and beyond . Forward-looking statements include, but are not limited to, statements regarding System1 or its management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the impact of the recently completed business combination transaction between Trebia Acquisition Corp. (“Trebia”) and S1 Holdco, LLC ("S1 Holdco“), among other parties, including the enterprise value and ownership structure following consummation of the transaction. Any forward-looking statements contained in this presentation are based on System1's current expectations and beliefs concerning future developments, and their potential effects on System1 taking into account information currently available. All information in this presentation speaks as of March 31, 2025, unless otherwise noted, and any redistribution or rebroadcast of this presentation after such date is not intended and will not be construed as updating or confirming such information. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the “Risk Factors” and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2024, as well as System1’s Form 10-Qs, Form 8-Ks and other reports filed with the Securities and Exchange Commission (the “SEC”) from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance. Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to maintain our key relationships with network partners and advertisers, including our monetization arrangements; (2) our ability to collect, process, effectively utilize and safely store the first party data that we obtain through our services; (3) The performance of our responsive acquisition marketing platform, or RAMP; (4) changes in customer demand for our services and our ability to incorporate to such changes; (5) our ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) our ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) our ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) our ability to raise financing in the future as and when needed or on market terms; (9) our ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations impacting the business which we operate and our ability to maintain compliance with the various laws that our business and operations are subject to; and (11) our ability to protect our intellectual property rights. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. System1's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. This presentation contains certain financial forecasts (or guidance) with respect to the System1’s projected financial results. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. 2

Disclaimer (Cont’d) Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or © symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under applicable trademark law. Non-GAAP Measures: Adjusted Gross Profit and Adjusted EBITDA Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures and represent key metrics used by System1’s management and board of directors to measure the operational strength and performance of its business, to establish budgets, and to develop operational goals for managing its business. Adjusted Gross Profit (Loss) is defined as gross profit plus depreciation and amortization related to cost of revenues. Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expenses, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting results in a particular period. System1 believes Adjusted Gross Profit and Adjusted EBITDA are relevant and useful metrics for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted Gross Profit and Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in System1 ’s industry, may calculate non-GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes. Adjusted Gross Profit should not be considered a substitute for revenue. Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted Gross Profit and Adjusted EBITDA as financial measures to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1’s business. System1’s presentation of Adjusted Gross Profit and Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items. Total Security Divestiture All financial and non-financial information in this presentation exclude the impact of the Total Security business, which System1 divested on November 30, 2023, for all periods presented. Use of Projections This presentation contains certain financial forecasts (or guidance) with respect to the System1’s projected financial results. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. This guidance should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1, or that actual results will not differ materially from those set forth in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will actually be achieved. You should review this information together with System1’s historical information, as well as information included in the registration statement on Form S-4, including the proxy statement/prospectus, relating to its recently completed business combination with Trebia. 3

Company Overview 4

System1 operates a leading omnichannel marketing platform connecting high intent customers with advertisers

$754M+ of Advertising Demand2 Total Advertising Spend + Advertiser Revenue processed by RAMP demonstrate significant scale of our operations in the online advertising ecosystem Two components - Owned & Operated (O&O) and Network O&O is split between Paid (marketing to drive growth) and Organic (direct unpaid traffic) to our web properties. Our Network business operates as a SSP for 260+ network partners1 Flexible business model in all market conditions Our platform and solutions protect against demand shifts and volatility in the online advertising marketplace and reliance on specific verticals, advertisers and traffic sources System1 at a Glance RAMP is our technology advantage Proprietary “Responsive Acquisition Marketing Platform” (RAMP) powers the platform. RAMP rapidly and efficiently identifies, markets to and monetizes consumers across any advertising vertical 1. As of March 2025 2. Metrics shown are for the twelve months ending March 31, 2025

~1B+ monthly sessions1 generated on O&O properties and across 260+ active Network partners2 1.9B+ rows/day3 generated from first party data informing our Machine Learning pipelines 53K+ daily creative & bidding optimizations3 by our automated buying engine 920M+ queries/mo.1 powering our search stack processes across O&O and Partner sites 7 41K quarterly marketing campaign launches3 leveraging AI and automation, a 5x increase from Q1 2024 RAMP is built for scale and primed to capitalize on first party data 1. Monthly average for Q1 2025 2. As of March 2025 3. Q1 2025 40+ O&O internet properties spanning multiple verticals designed to refine customer intent

Note: Metrics shown are for the twelve months ending March 31, 20258 Key Business Lines O&O Marketing O&O Products Partner Network ACQUIRE REFINE MONETIZE Revenue less Advertising Expense1 $84M $30M $56M

Platform Revenue by Vertical Revenue by Vertical RAMP Identifies & Generates Customers Across All Major Advertising Categories & from All Major Traffic Sources Note: All metrics shown are for Q1 2025 RAMP i Omnivertical & Omnichannel 99 Health Finance Business & Technology Leisure & Lifesytle Travel & Tourism Autos Jobs & Education Home & Garden Retail Private Search Other Platform Revenue by Vertical Revenue by Vertical Search Network Partners Display Organic Social Revenue by Marketing Channel

Platform Revenue by Vertical 101 Identify and unlock consumer intent across all major sources of traffic UNLOCK 2 MONETIZE 3 1 Refine consumer intent based on actions they take on System1 websites Monetize via key advertising partners REFINE How RAMP Works

Consumer Intent is Refined into Monetizable Intent 11

RAMP Platform Architecture 12

Generative AI generates Ad creative and content at scale. > Scalably develop content and ad creatives AI & Machine Learning Enabling Rapid Scale AI and Machine Learning monitor, administer and optimize across platforms. > 90% of Buy Side decisions currently are automated Buy Side integrations permit rapid activation across traffic sources > Promotes scalability of campaign activation - Data Pipelines - Machine learning models - First-Party Data - Analytical Tools > Identify customer acquisition opportunities 13

Adj. EBITDA (30% Margin on Gross Profit) $50M$334M Revenue $163M Key Financial KPIs See appendix for reconciliation of all Non-GAAP metrics to their corresponding GAAP metric Metrics shown are for the twelve months ending March 31, 2025 Adj. Gross Profit

MICHAEL BLEND CEO & Co-Founder CHARLES URSINI President, COO & Co-Founder TRIDIVESH KIDAMBI CFO BETH SESTANOVICH Chief People Officer BRIAN COPPOLA Chief Ad Operations Officer DANIEL WEINROT General Counsel Founder-Led Team of Industry Veterans 15

Investment Highlights A resilient and profitable business Proven M&A capabilities RAMP platform provides a strong and sustainable competitive advantage A highly diversified business across its marketing and monetization capabilities Strong, industry-experienced and founder-led management team

Thank You

Appendix

Reconciliation of Net Income to Adjusted EBITDA $ in millions$ in illions $ in millions i illi 19 Net Income (Loss) ($103) Plus: Income Tax Expense ($1) Interest Expense $31 Depreciation & Amortization $81 Other Expense ($0) Stock-Based Compensation & Distributions to Members $14 Non-cash revaluation of warrant liability ($2) Loss on Extinguishment of related-party debt ($0) Costs related to acquisitions/business combinations $23 Other costs, including restructuring and legal settlements $8 Adjusted EBITDA $50 $ in millions March 2025 LTM

Reconciliation of Revenue to Adjusted Gross Profit $ in millions $ in millions $ in millions $ in millions 20 Revenue $334 Less: Cost of Revenue (exclusive of depreciation and amortization) ($171) Less: Depreciation and amortization related to but not included in cost of revenue ($38) Gross Profit $124 Add: Depreciation and amortization related to cost of revenue $38 Adjusted Gross Profit $163 $ in millions March 2025 LTM